Exhibit 99.1 Media Inquiries: Investor Inquiries: Jeremiah Glodoveza John Nunziati 408-496-3190 408-562-3780 jglodoveza@avaya.com jfnunziati@avaya.com Avaya Reports First Fiscal Quarter 2015 Financial Results • Revenue of $1,079 million • Operating Income of $104 million, Non-GAAP Operating Income(1) of $193 million • Adjusted EBITDA(1) of $239 million, 22.2% of revenue Santa Clara, Calif. — Monday, February 9, 2015 – Avaya reported financial results for the first fiscal quarter ended December 31, 2014. Total revenue for the quarter was $1,079 million, down $47 million compared to the prior quarter. On a year over year basis revenue was down $52 million compared to the first quarter of fiscal 2014. After adjusting for fluctuations in foreign exchange rates, revenue was down 3 percent sequentially and year-over-year, in line with historical quarterly sequential patterns. For the quarter, adjusted EBITDA(1) was $239 million which compares to adjusted EBITDA of $253 million for the prior quarter and $237 million for the first quarter of fiscal 2014. GAAP operating income was $104 million and non-GAAP operating income was $193 million which compares to non-GAAP operating income of $212 million for the prior quarter and $193 million for the first quarter of fiscal 2014. The company was free cash flow positive for the quarter, with cash and cash equivalents totaling $328 million as of December 31, 2014. “Revenue for Avaya’s first fiscal quarter was constrained by the effect of exchange rates, December sales execution and deal timing. Non-GAAP gross margin, non-GAAP operating margin and adjusted EBITDA margin achieved record results for a first fiscal quarter. Our performance demonstrated improved year-over-year operating model efficiency and continued execution of our strategic plan,” said Kevin Kennedy, president and CEO. “Looking ahead, Avaya remains focused on our sales and marketing transformation and enhancing our portfolio of engagement solutions to drive toward increasing our private cloud, networking, and mid- market penetration and gaining share in our existing markets.”

First Fiscal Quarter Highlights • Product bookings were up year-over-year, while product book-to-bill was below 1.0, consistent with typical first fiscal quarter patterns • The total future contracted value for private cloud and managed services increased 20 percent from the first quarter of fiscal 2014, ending the quarter at over $800 million dollars. • Revenue of $1,079 million, down by $47 million when compared to the prior quarter, of which $13 million was due to exchange rate fluctuations, and also down by $52 million when compared to the first quarter of fiscal 2014, of which $19 million was due to exchange rate fluctuations • Gross margin 59.1% compared to 58.2% for the prior quarter and 56.6% for the first quarter of fiscal 2014 • Non-GAAP gross margin was 60.1% compared to 59.7% for the prior quarter and 58.1% for the first quarter of fiscal 2014 • Operating income was $104 million which compares to operating income of $62 million for the prior quarter and operating income of $87 million for the first quarter of fiscal 2014 • Non-GAAP operating income was $193 million compared to non-GAAP operating income of $212 million for the prior quarter and $193 million for the first quarter of fiscal 2014 • Adjusted EBITDA was $239 million or 22.2% of revenue compared to $253 million or 22.5% of revenue for the prior quarter and $237 million or 21.0% of revenue for the first quarter of fiscal 2014 • For the first fiscal quarter, percentage of revenue by geography was: ‐ U.S. – 53% - EMEA – 28% ‐ Asia-Pacific – 9% - Americas International – 10% Conference Call and Webcast Avaya will host a conference call to discuss its financial results and Q&A at 2:00 p.m. PST on Monday, February 9, 2015. On the call will be Kevin Kennedy, president and CEO, and Dave Vellequette, CFO. The call will be moderated by John Nunziati, senior director of investor relations. To join the live webcast and view supplementary materials, listeners should access the investor page of Avaya’s website (www.avaya.com/investors). Following the live webcast, a replay will be available at the same web address in the event archives. To access the live webcast by phone, dial 877-876-9176 in the U.S. or Canada and 785-424- 1667 for international callers, using the conference ID: AVQ115. Listeners should access the webcast or the call 10-15 minutes before the start time to ensure they are connected prior to the start time.

A replay of the conference call will be available beginning at 5:00 p.m. PST on February 9 through March 9, 2015, by dialing 800-695-0395 within the United States or 402-220-1388 outside the United States. About Avaya Avaya is a leading provider of solutions that enable customer and team engagement across multiple channels and devices for better customer experience, increased productivity and enhanced financial performance. Its world-class contact center and unified communications technologies and services are available in a wide variety of flexible on-premise and cloud deployment options that seamlessly integrate with non-Avaya applications. The Avaya Engagement Environment enables third parties to create and customize business applications for competitive advantage. Avaya’s fabric-based networking solutions help simplify and accelerate the deployment of business critical applications and services. For more information please visit www.avaya.com. Certain statements contained in this press release may be forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these are reasonable, such forward looking statements involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results to differ materially from any future results expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov. Avaya disclaims any intention or obligation to update or revise any forward-looking statements. 1 Refer to Supplemental Financial Information accompanying this press release for a reconciliation of GAAP to non-GAAP numbers and for reconciliation of adjusted EBITDA for the fourth quarter of fiscal 2014 see our Form 8-K filed with the SEC on November 13, 2014 at www.sec.gov.

2014 2013 REVENUE Products 549$ 574$ Services 530 557 1,079 1,131 COSTS Products: Costs (exclusive of amortization of acquired technology intangible assets) 203 228 Amortization of acquired technology intangible assets 9 14 Services 229 249 441 491 GROSS PROFIT 638 640 OPERATING EXPENSES Selling, general and administrative 374 393 Research and development 88 95 Amortization of acquired intangible assets 57 58 Restructuring charges, net 15 7 534 553 OPERATING INCOME 104 87 Interest expense (112) (119) Other income, net 14 1 INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES 6 (31) Provision for income taxes of continuing operations (3) (26) INCOME (LOSS) FROM CONTINUING OPERATIONS 3 (57) Income from discontinued operations, net of income taxes - 3 NET INCOME (LOSS) 3$ (54)$ Three months ended December 31, Avaya Inc. Consolidated Statements of Operations (Unaudited; in millions)

December 31, 2014 September 30, 2014 ASSETS Current assets: Cash and cash equivalents 328$ 322$ Accounts receivable, net 704 745 Inventory 192 197 Deferred income taxes, net 21 24 Other current assets 238 224 TOTAL CURRENT ASSETS 1,483 1,512 Property, plant and equipment, net 279 281 Deferred income taxes, net 46 52 Acquired intangible assets, net 1,157 1,224 Goodwill 4,047 4,047 Other assets 136 141 TOTAL ASSETS 7,148$ 7,257$ LIABILITIES Current liabilities: Debt maturing within one year 32$ 32$ Accounts payable 406 416 Payroll and benefit obligations 208 228 Deferred revenue 669 668 Business restructuring reserve, current portion 86 86 Other current liabilities 260 254 TOTAL CURRENT LIABILITIES 1,661 1,684 Long-term debt 5,973 5,991 Pension obligations 1,493 1,535 Other postretirement obligations 267 273 Deferred income taxes, net 254 249 Business restructuring reserve, non-current portion 111 119 Other liabilities 421 475 TOTAL NON-CURRENT LIABILITIES 8,519 8,642 Commitments and contingencies STOCKHOLDER'S DEFICIENCY Common stock - - Additional paid-in capital 2,969 2,962 Accumulated deficit (4,828) (4,831) Accumulated other comprehensive loss (1,173) (1,200) TOTAL STOCKHOLDER'S DEFICIENCY (3,032) (3,069) TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY 7,148$ 7,257$ Avaya Inc. (Unaudited; in millions) Consolidated Balance Sheets

2014 2013 Net cash provided by (used for): Net income (loss) 3$ (54)$ Income from discontinued operations, net of income taxes - 3 Income (loss) from continuing operations 3 (57) Adjustments to income (loss) from continuing operations for non-cash items 86 120 Changes in operating assets and liabilities (25) (6) Continuing operating activities 64 57 Discontinued operating activities - 7 Operating activities 64 64 Investing activities (26) (43) Financing activities (22) (10) Effect of exchange rate changes on cash and cash equivalents (10) 1 Net increase in cash and cash equivalents 6 12 Cash and cash equivalents at beginning of period 322 288 Cash and cash equivalents at end of period 328$ 300$ Avaya Inc. Condensed Statements of Cash Flows (Unaudited; in millions) Three months ended December 31,

Avaya Inc. Supplemental Schedules of Revenue (Unaudited; in millions) Mar. 31, 2014 June 30, 2014 Sept. 30, 2014 2014 2013 2014 2013 Amount Pct. Pct., net of FX impact Revenue by Segment 476$ 450$ 520$ GCS 481$ 507$ 45% 45% (26)$ -5% -4% 56 61 59 Networking 68 67 6% 6% 1 1% 3% 532 511 579 Total ECS product revenue 549 574 51% 51% (25) -4% -3% 528 543 547 AGS 530 557 49% 49% (27) -5% -3% 1,060$ 1,054$ 1,126$ Total revenue 1,079$ 1,131$ 100% 100% (52)$ -5% -3% Revenue by Geography 532$ 543$ 588$ U.S. 572$ 604$ 53% 53% (32)$ -5% -5% International: 313 297 321 EMEA 301 303 28% 27% (2) -1% 3% 112 108 111 APAC - Asia Pacific 101 114 9% 10% (13) -11% -11% 103 106 106 105 110 10% 10% (5) -5% 2% 528 511 538 Total International 507 527 47% 47% (20) -4% 0% 1,060$ 1,054$ 1,126$ Total revenue 1,079$ 1,131$ 100% 100% (52)$ -5% -3% Three Months Ended Mix Americas International - Canada and Latin America Revenues Change Three Months Ended December 31,

Use of non-GAAP (Adjusted) Financial Measures The information furnished in this release includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States (GAAP), including adjusted EBITDA, non-GAAP gross margin as a percentage of revenue, and non-GAAP operating income. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization and excludes the results of discontinued operations for all periods presented. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments permitted in calculating covenant compliance under our debt agreements as further described in our SEC filings. We believe that including supplementary information concerning Adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with our debt agreements and because it serves as a basis for determining management compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, namely the Company’s pricing strategies, volume, costs and expenses of the organization. Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, based on our debt agreements the definition of Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income (loss). Our debt agreements also allow us to add back restructuring charges, certain fees payable to our private equity sponsors and other specific cash costs and expenses as defined in the agreements and that portion of our pension costs, other post-employment benefits costs, and non-retirement post-employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits. However, these are expenses that may recur, may vary and are difficult to predict. Further, our debt agreements require that Adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year. Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business. Non-GAAP operating income excludes the amortization of technology intangible assets, restructuring and impairment charges, acquisition and integration related costs, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP operating income because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the company’s ongoing operating results when assessing the performance of the business. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with Avaya’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Avaya's results of operations in conjunction with the corresponding GAAP measures. The following tables reconcile GAAP measures to non-GAAP measures: 2014 2013 Income (loss) from continuing operations 3$ (57)$ Interest expense 112 119 Provision for income taxes 3 26 Depreciation and amortization 94 119 212 207 Restructuring charges, net 15 7 Sponsors’ fees 2 2 Integration-related costs 1 2 Non-cash share-based compensation 7 6 Change in certain tax indemnifications (9) - Gain on foreign currency transactions (6) (2) Pension/OPEB/nonretirement postemployment benefits and long- term disability costs 17 13 Other - 2 Adjusted EBITDA 239$ 237$ EBITDA Three months ended December 31, Avaya Inc. Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions)

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)

	Three Months Ended				
	Dec. 31, 2013	**Mar. 31, 2014**	**June 30, 2014**	**Sept. 30, 2014**	**Dec. 31, 2014**
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin					
Gross Profit - Adjusted for discontinued operations	$ 640	$ 597	$ 607	$ 655	$ 638
Gross Margin - Adjusted for discontinued operations	56.6%	56.3%	57.6%	58.2%	59.1%
Items excluded:					
Amortization of acquired technology intangible assets	14	14	14	14	9
Share-based compensation	3	4	3	3	2
Incremental accelerated depreciation associated with vacating a facility	-	6	-	-	-
Non-GAAP Gross Profit - Adjusted for discontinued operations	$ 657	$ 621	$ 624	$ 672	$ 649
Non-GAAP Gross Margin - Adjusted for discontinued operations	58.1%	58.6%	59.2%	59.7%	60.1%
Reconciliation of Non-GAAP Operating Income					
Operating Income - Adjusted for discontinued operations	$ 87	$ -	$ 48	$ 62	$ 104
Percentage of Revenue	7.7%	0.0%	4.6%	5.5%	9.6%
Items excluded:					
Amortization of acquired intangible assets	72	71	70	70	66
Restructuring and impairment charges, net	7	42	45	71	15
Integration-related costs	3	2	1	3	1
Divestiture-related costs	-	-	2	-	-
Share-based compensation	6	8	6	5	7
Incremental accelerated depreciation associated with vacating certain facilities	16	19	-	-	-
Resolution of certain legal matters	-	-	8	-	-
Other	2	-	-	1	-
Non-GAAP Operating Income - Adjusted for discontinued operations	$ 193	$ 142	$ 180	$ 212	$ 193
Non-GAAP Operating Margin - Adjusted for discontinued operations	17.1%	13.4%	17.1%	18.8%	17.9%

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio
(Unaudited; in millions)

	Three Months Ended				
	Dec. 31, 2013	**Mar. 31, 2014**	**June 30, 2014**	**Sept. 30, 2014**	**Dec. 31, 2014**
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products					
Revenue	$ 574	$ 532	$ 511	$ 579	$ 549
Costs (exclusive of amortization of acquired technology intangible assets)	228	206	199	221	203
Amortization of acquired technology intangible assets	14	14	14	14	9
GAAP Gross Profit	332	312	298	344	337
GAAP Gross Margin	57.8%	58.6%	58.3%	59.4%	61.4%
Items excluded:					
Amortization of acquired technology intangible assets	14	14	14	14	9
Incremental accelerated depreciation associated with vacating a facility	-	3	-	-	-
Non-GAAP Gross Profit	$ 346	$ 329	$ 312	$ 358	$ 346
Non-GAAP Gross Margin	60.3%	61.8%	61.1%	61.8%	63.0%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services					
Revenue	$ 557	$ 528	$ 543	$ 547	$ 530
Costs	249	243	234	236	229
GAAP Gross Profit	308	285	309	311	301
GAAP Gross Margin	55.3%	54.0%	56.9%	56.9%	56.8%
Items excluded:					
Share-based compensation	3	4	3	3	2
Incremental accelerated depreciation associated with vacating a facility	-	3	-	-	-
Non-GAAP Gross Profit	$ 311	$ 292	$ 312	$ 314	$ 303
Non-GAAP Gross Margin	55.8%	55.3%	57.5%	57.4%	57.2%